UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|12

Annual report

Putnam VT
George Putnam Balanced Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/12)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2012

Class IA: $8.00	Class IB: $7.97

Total return at net asset value

					George
				Barclays U.S.	Putnam
(as of	Class IA	Class IB	Russell 1000	Aggregate	Blended
12/31/12)	shares*	shares*	Value Index	Bond Index	Index

1 year	12.77%	12.54%	17.51%	4.22%	12.28%

5 years	–3.33	–4.55	2.99	33.49	20.83
Annualized	–0.68	–0.93	0.59	5.95	3.86

10 years	45.59	42.04	103.82	65.75	100.82
Annualized	3.83	3.57	7.38	5.18	7.22

Life	52.15	47.39	92.10	133.59	127.50
Annualized	2.90	2.68	4.55	5.95	5.76

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays U.S. Aggregate Bond Index. Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

* The unclassified sector includes exchange-traded funds and other securities not able to be classified by a sector.

Reflects equity holdings and cash only. Allocations are represented as a percentage of the fund’s net assets as of 12/31/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

Stocks and bonds advanced in 2012. What factors contributed to those gains, and how did the fund perform during the past fiscal year?

David: The major stock market indexes delivered strong, double-digit returns overall for the period, but it was anything but a smooth ride for investors. Positive sentiment early in the fund’s fiscal year led to the strongest first-quarter gains for stocks in over a decade, but this trend gave way to investor worries over issues such as Europe’s ongoing sovereign debt crisis and China’s economic slowdown. It was not until late summer that investors looked past these macroeconomic issues. The rally continued into the final months of the period, although stocks became more volatile between the November election and the resolution of the fiscal cliff on January 1.

Kevin: Similar factors influenced the bond market. Treasuries and agency mortgage-backed securities led corporate spread sectors during periods when investors sought safety, but leadership reversed when investors felt more inclined to take risk. From September through the end of the period, the Federal Reserve doubled the amount of agency securities it purchased, giving investors greater incentive to search for more attractive return opportunities in spread sectors.

David: Against this backdrop, Putnam VT George Putnam Balanced Fund’s mix of stocks and bonds performed well. The stock portion of the portfolio features domestic large-cap, mostly dividend-paying, companies that we believe are undervalued and have well-diversified businesses and quality cash flows. Value stocks outperformed growth stocks during the period, and our security selection generally helped performance as well.

Kevin: The bond portfolio continued to favor high-quality government and corporate bonds, which performed well in the first half of the year, though results weakened in the later months of 2012. Corporate securities benefited from the economy’s continued expansion and the performance of large companies, which have delivered impressive earnings while managing debt well, in general. The performance of government securities trailed off in the later months of the period for the reasons I’ve mentioned.

What were some examples of stocks that helped performance during the past fiscal year?

David: TJX and PPG industries contributed positively to the performance of the fund’s equity holdings relative to our equity benchmark, the Russell 1000 Value Index. TJX is a discount apparel retailer that operates Marshalls and TJMaxx chain stores. PPG is a leading global company in the manufacture of coatings, paints, and other specialty chemicals. The characteristics common to these stocks are that they are mega-cap, well-managed, dividend-paying companies, with significant market share within their industries. These qualities make them more resilient in weak or uncertain economies, we believe, and made them attractive to investors during the past fiscal year.

Comcast, a provider of cable, video, high-speed Internet, and voice services, also helped results. The company delivered solid revenue and earnings growth, and benefited from investor demand for dividend-paying stocks during the period.

What holdings detracted from returns?

David: An out-of-benchmark stake in Royal Dutch Shell proved costly. With gas and oil prices relatively lower and more stable than in previous years, energy companies lost a lift they had been enjoying. The fund also had an underweight in Bank of America (BofA), which meant we were not able to enjoy a full share of the upside in that stock. Given the many challenges still faced by the financials sector, the fund had an underweight to the sector and preferred Citigroup to BofA. However, BofA was better positioned to benefit from the improving trends in the housing market.

What is your outlook for stock market investing in the coming months?

David: We believe investors must be vigilant about developments — and setbacks — in the ongoing eurozone debt crisis and the budget discussions in the United States. While these are complex challenges, it could be argued that they are adequately discounted in the market, and it is worth considering the compelling valuation opportunities offered by stocks in this environment. It is important to be cautious and selective in our investment choices, and to incorporate rigorous fundamental research — which is exactly how we approach our stock selection for the fund’s portfolio.

How is the bond market likely to perform in the coming months?

Kevin: We think bonds will continue to offer stability and provide an attractive source of income. In our view, government bonds, in particular, can provide some ballast for the portfolio given the uncertainties surrounding U.S. budget policy and Europe’s path toward structural reforms. The diversification achieved with corporate and mortgage-backed securities also allows the portfolio to participate in the bond market should the highest-quality sectors fall from favor.

Viewed from a longer-term perspective, we believe global economic growth in the next few years is likely to be less impressive than we were accustomed to during the 1980s and 1990s. In this context, we think the fund is well positioned with its balance of high-quality stocks and bonds. Stocks tend to benefit from the positive economic growth we are seeing, but bonds tend to be more stable when markets experience volatility. It’s a combination that has served investors for many decades and continues to offer advantages.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

2 Putnam VT George Putnam Balanced Fund

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond instruments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager David M. Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Kevin F. Murphy joined Putnam in 1999 and has been in the investment industry since 1988.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2012, to December 31, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/12		for the 6 months ended 12/31/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.83	$5.13	$3.76	$5.03

Ending value
(after expenses)	$1,059.60	$1,059.80	$1,021.42	$1,020.16

Annualized
expense ratio†	0.74%	0.99%	0.74%	0.99%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT George Putnam Balanced Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT George Putnam Balanced Fund (the “fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2012 by correspondence with the custodian and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2013

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 12/31/12

COMMON STOCKS (58.1%)*	Shares	Value

Banking (3.7%)
Bank of New York Mellon Corp. (The)	28,600	$735,020

BB&T Corp.	11,800	343,498

Capital One Financial Corp.	17,000	984,810

Comerica, Inc.	10,500	318,570

PNC Financial Services Group, Inc.	8,900	518,959

State Street Corp.	25,000	1,175,249

U.S. Bancorp	17,100	546,174

Wells Fargo & Co.	49,900	1,705,582

		6,327,862
Basic materials (1.4%)
Alcoa, Inc.	20,100	174,468

Dow Chemical Co. (The)	9,000	290,880

E.I. du Pont de Nemours & Co.	15,200	683,544

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	8,100	277,020

Nucor Corp.	7,900	341,122

PPG Industries, Inc.	3,100	419,584

Rio Tinto PLC ADR (United Kingdom)	2,300	133,607

Weyerhaeuser Co. R	5,516	153,455

		2,473,680
Capital goods (2.7%)
Cummins, Inc.	3,800	411,730

Eaton Corp PLC	14,900	807,579

Emerson Electric Co.	6,500	344,240

Illinois Tool Works, Inc.	9,300	565,533

Ingersoll-Rand PLC	4,500	215,820

Lockheed Martin Corp.	3,000	276,870

Northrop Grumman Corp.	6,900	466,302

Parker Hannifin Corp.	6,000	510,360

Raytheon Co.	9,000	518,040

Staples, Inc.	6,700	76,380

United Technologies Corp.	4,900	401,849

		4,594,703
Communication services (3.1%)
AT&T, Inc.	36,500	1,230,415

Comcast Corp. Class A	35,000	1,308,300

DIRECTV †	2,600	130,416

Juniper Networks, Inc. †	6,000	118,020

Time Warner Cable, Inc.	4,700	456,793

Verizon Communications, Inc.	29,440	1,273,869

Vodafone Group PLC ADR (United Kingdom)	30,700	773,333

		5,291,146
Conglomerates (1.6%)
3M Co.	3,000	278,550

General Electric Co.	79,200	1,662,408

Tyco International, Ltd.	26,500	775,125

		2,716,083
Consumer cyclicals (5.7%)
ADT Corp. (The)	8,050	374,245

Bed Bath & Beyond, Inc. †	11,500	642,965

Carnival Corp.	7,900	290,483

Ford Motor Co.	31,200	404,040

Hasbro, Inc.	7,800	280,020

Home Depot, Inc. (The)	6,500	402,025

J.C. Penney Co., Inc.	12,500	246,375

Johnson Controls, Inc.	23,700	727,589

Kimberly-Clark Corp.	4,800	405,264

Macy’s, Inc.	17,100	667,242

COMMON STOCKS (58.1%)* cont.	Shares	Value

Consumer cyclicals cont.
Marriott International, Inc. Class A	7,618	$283,923

News Corp. Class A	21,200	541,448

Owens Corning, Inc. †	7,800	288,522

Stanley Black & Decker, Inc.	2,300	170,131

Target Corp.	16,800	994,056

Time Warner, Inc.	32,700	1,564,041

TJX Cos., Inc. (The)	6,000	254,700

Viacom, Inc. Class B	9,100	479,934

Wal-Mart Stores, Inc.	3,100	211,513

Walt Disney Co. (The)	14,600	726,934

		9,955,450
Consumer staples (4.7%)
Avon Products, Inc.	20,300	291,508

Coca-Cola Co. (The)	8,200	297,250

Coca-Cola Enterprises, Inc.	18,100	574,313

Colgate-Palmolive Co.	2,700	282,258

CVS Caremark Corp.	19,300	933,155

General Mills, Inc.	10,300	416,223

Kellogg Co.	5,200	290,420

Lorillard, Inc.	4,200	490,014

McDonald’s Corp.	6,600	582,186

Newell Rubbermaid, Inc.	7,800	173,706

PepsiCo, Inc.	3,700	253,191

Philip Morris International, Inc.	24,680	2,064,234

Procter & Gamble Co. (The)	16,200	1,099,818

Walgreen Co.	11,900	440,419

		8,188,695
Energy (7.8%)
Anadarko Petroleum Corp.	6,600	490,446

Chevron Corp.	10,800	1,167,912

ConocoPhillips	9,800	568,302

Exxon Mobil Corp.	42,600	3,687,030

Halliburton Co.	19,500	676,455

Hess Corp.	8,200	434,272

Marathon Oil Corp.	23,300	714,378

Noble Corp.	7,700	268,114

Occidental Petroleum Corp.	10,800	827,388

Phillips 66	3,800	201,780

Royal Dutch Shell PLC ADR (United Kingdom)	29,533	2,036,300

Schlumberger, Ltd.	9,276	642,734

Southwestern Energy Co. †	12,200	407,602

Suncor Energy, Inc. (Canada)	18,500	610,130

Total SA ADR (France)	10,900	566,909

Valero Energy Corp.	5,500	187,660

		13,487,412
Financials (5.9%)
Aflac, Inc.	19,200	1,019,904

American Express Co.	7,700	442,596

Bank of America Corp.	90,900	1,054,440

Citigroup, Inc.	47,150	1,865,254

Goldman Sachs Group, Inc. (The)	8,580	1,094,465

JPMorgan Chase & Co.	68,600	3,016,342

Progressive Corp. (The)	8,800	185,680

Prudential Financial, Inc.	29,800	1,589,234

		10,267,915
Health care (9.6%)
Baxter International, Inc.	14,000	933,240

Bristol-Myers Squibb Co.	11,100	361,749

CareFusion Corp. †	13,000	371,540

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (58.1%)* cont.	Shares	Value

Health care cont.
CIGNA Corp.	15,900	$850,014

Covidien PLC	13,825	798,256

Eli Lilly & Co.	8,200	404,424

Johnson & Johnson	42,800	3,000,280

Medtronic, Inc.	13,500	553,770

Merck & Co., Inc.	38,900	1,592,566

Novartis AG ADR (Switzerland)	9,700	614,010

Pfizer, Inc.	97,248	2,438,980

Shire PLC ADR (United Kingdom)	2,500	230,450

St. Jude Medical, Inc.	19,200	693,888

Stryker Corp.	11,100	608,502

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	11,600	433,144

Thermo Fisher Scientific, Inc.	21,000	1,339,380

UnitedHealth Group, Inc.	17,900	970,896

Zimmer Holdings, Inc.	7,700	513,282

		16,708,371
Insurance (2.5%)
Allstate Corp. (The)	8,600	345,462

Chubb Corp. (The)	9,000	677,880

Marsh & McLennan Cos., Inc.	25,200	868,644

MetLife, Inc.	24,500	807,030

RenaissanceRe Holdings, Ltd.	1,500	121,890

Sun Life Financial, Inc. (Canada)	9,500	252,035

Travelers Cos., Inc. (The)	17,900	1,285,578

		4,358,519
Investment banking/Brokerage (0.6%)
Blackstone Group LP (The)	18,300	285,297

Charles Schwab Corp. (The)	31,700	455,212

Morgan Stanley	11,550	220,836

		961,345
Real estate (0.3%)
Equity Residential Trust R	3,352	189,958

Prologis, Inc. R	4,872	177,779

Simon Property Group, Inc. R	1,341	211,999

		579,736
Technology (5.5%)
Apple, Inc.	752	400,839

Autodesk, Inc. †	4,800	169,680

Cisco Systems, Inc.	60,700	1,192,755

EMC Corp. †	34,700	877,910

Hewlett-Packard Co.	12,800	182,400

Honeywell International, Inc.	27,400	1,739,078

IBM Corp.	3,800	727,890

Intel Corp.	14,100	290,883

KLA-Tencor Corp.	2,500	119,400

L-3 Communications Holdings, Inc.	10,300	789,186

Microsoft Corp.	35,500	948,915

NetApp, Inc. †	6,800	228,140

Oracle Corp.	12,400	413,168

Qualcomm, Inc.	7,800	483,756

SanDisk Corp. †	3,800	165,528

Texas Instruments, Inc.	20,700	640,458

Yahoo!, Inc. †	8,200	163,180

		9,533,166
Transportation (0.4%)
FedEx Corp.	4,400	403,568

United Parcel Service, Inc. Class B	3,800	280,174

		683,742

COMMON STOCKS (58.1%)* cont.	Shares	Value

Utilities and power (2.6%)
AES Corp. (The)	11,300	$120,910

Ameren Corp.	12,200	374,784

American Electric Power Co., Inc.	13,600	580,448

Calpine Corp. †	14,700	266,511

Dominion Resources, Inc.	4,600	238,280

Duke Energy Corp.	5,566	355,111

Edison International	13,500	610,065

Entergy Corp.	11,820	753,525

Exelon Corp.	3,200	95,168

NextEra Energy, Inc.	6,200	428,978

PG&E Corp.	17,040	684,667

		4,508,447

Total common stocks (cost $75,776,494)		$100,636,272

U.S. GOVERNMENT AND AGENCY MORTGAGE
OBLIGATIONS (7.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association
Pass-Through Certificates 3s, TBA, January 1, 2043	$2,000,000	$2,126,094

		2,126,094
U.S. Government Agency Mortgage Obligations (6.5%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 3s, TBA, January 1, 2043	1,000,000	1,045,313

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	1,079,122	1,175,107
5s, August 1, 2033	330,944	358,971
4 1/2s, August 1, 2041	1,077,142	1,165,123
4 1/2s, TBA, January 1, 2043	4,000,000	4,321,250
3s, TBA, February 1, 2043	2,000,000	2,091,562
3s, TBA, January 1, 2043	1,000,000	1,048,047

		11,205,373
Total U.S. government and agency mortgage
obligations (cost $13,233,636)		$13,331,467

U.S. TREASURY OBLIGATIONS (9.4%)*	Principal amount	Value

U.S. Treasury Notes
3 1/2s, May 31, 2013	$3,800,000	$3,852,769
2 5/8s, April 30, 2016	1,800,000	1,930,570
2 5/8s, February 29, 2016	6,900,000	7,383,539
1 1/4s, April 15, 2014	180,000	182,379
0 5/8s, August 31, 2017	200,000	199,820
0 1/4s, August 31, 2014	2,700,000	2,700,738

Total U.S. Treasury obligations (cost $16,180,728)		$16,249,815

CORPORATE BONDS AND NOTES (15.7%)*	Principal amount	Value

Basic materials (1.0%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$35,000	$34,701

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9 3/8s, 2019	45,000	57,252

ArcelorMittal sr. unsec. unsub. 10.35s, 2019 (France)	60,000	72,470

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	40,000	50,342

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018	55,000	67,189

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	80,000	85,574

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	57,603

Eastman Chemical Co. sr. unsec. unsub. notes
6.3s, 2018	15,000	17,960

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Basic materials cont.
Eastman Chemical Co. sr. unsec. unsub. notes
2.4s, 2017	$20,000	$20,665

Georgia-Pacific, LLC sr. unsec. unsub. notes
7 3/4s, 2029	135,000	184,622

International Paper Co. sr. unsec. notes 9 3/8s, 2019	144,000	195,322

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	14,862

International Paper Co. sr. unsec. notes 7.95s, 2018	35,000	45,249

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019
(Canada)	52,000	52,383

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	31,901

Packaging Corp. of America sr. unsec. unsub. notes
3.9s, 2022	45,000	46,600

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	55,000	67,656

Rio Tinto Finance USA, Ltd. company guaranty
sr. unsec. notes 5.2s, 2040 (Australia)	130,000	152,780

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	25,000	27,017

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	25,000	26,972

Sealed Air Corp. sr. notes 7 7/8s, 2017	95,000	101,294

Temple-Inland, Inc. sr. unsec. unsub. notes
6 5/8s, 2018	30,000	36,045

Union Carbide Corp. sr. unsec. unsub. bonds
7 3/4s, 2096	45,000	53,820

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 7.95s, 2031	80,000	104,554

Xstrata Finance Canada, Ltd. 144A company guaranty
sr. unsec. notes 6s, 2041 (Canada)	5,000	5,402

Xstrata Finance Canada, Ltd. 144A company guaranty
sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	95,000	107,246

		1,717,481
Capital goods (0.3%)
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	104,000	137,333

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	125,000	171,439

Republic Services, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2019	40,000	47,370

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	19,257

United Technologies Corp. sr. unsec. unsub. notes
4 1/2s, 2042	35,000	38,891

United Technologies Corp. sr. unsec. unsub. notes
3.1s, 2022	20,000	21,180

		435,470
Communication services (1.2%)
American Tower REIT, Inc. sr. unsec. unsub. notes
4 5/8s, 2015 R	85,000	90,352

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	40,000	52,565

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	75,000	89,347

AT&T, Inc. 144A sr. unsec. unsub. notes 4.35s, 2045	169,000	169,760

CC Holdings GS V, LLC 144A company guaranty
sr. notes 3.849s, 2023	30,000	30,519

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	110,000	113,660

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P,
7.6s, 2039	50,000	51,900

Comcast Corp. company guaranty sr. unsec. unsub.
notes 6.95s, 2037	20,000	27,121

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	25,000	29,804

Crown Castle Towers, LLC 144A company guaranty
sr. notes 4.883s, 2020	105,000	118,478

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021
(France)	46,000	50,689

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds
8 3/8s, 2030 (Netherlands)	10,000	13,197

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Communication services cont.
NBCUniversal Media, LLC sr. unsec. unsub. notes
6.4s, 2040	$55,000	$70,571

NBCUniversal Media, LLC sr. unsec. unsub. notes
5.15s, 2020	45,000	53,345

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	52,000	60,661

Rogers Communications, Inc. company guaranty
sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	15,275

SBA Tower Trust 144A company guaranty sr. notes
5.101s, 2017	175,000	195,659

TCI Communications, Inc. company guaranty sr. unsec.
unsub. debs. 7 7/8s, 2026	45,000	63,250

Telecom Italia Capital SA company guaranty sr. unsec.
unsub. notes 6.175s, 2014 (Italy)	45,000	47,430

Telefonica Emisiones SAU company guaranty sr. unsec.
unsub. notes 6.221s, 2017 (Spain)	125,000	139,063

Time Warner Cable, Inc. company guaranty sr. notes
7.3s, 2038	90,000	119,581

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	60,000	76,102

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2041	50,000	55,466

Verizon Communications, Inc. sr. unsec. unsub. notes
8 3/4s, 2018	39,000	54,172

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	148,909

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	184,735

		2,121,611
Consumer cyclicals (1.0%)
ADT Corp. (The) 144A company guaranty sr. unsec.
notes 4 7/8s, 2042	42,000	40,048

ADT Corp. (The) 144A company guaranty sr. unsec.
notes 3 1/2s, 2022	58,000	56,395

Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	46,000	49,564

CBS Corp. company guaranty sr. unsec. debs. notes
7 7/8s, 2030	110,000	151,882

Choice Hotels International, Inc. company guaranty
sr. unsec. unsub. notes 5.7s, 2020	65,000	70,525

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes 6.35s, 2040	60,000	68,882

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. unsub. notes
5 7/8s, 2019	120,000	141,834

Expedia, Inc. company guaranty sr. unsec. unsub.
notes 5.95s, 2020	75,000	83,445

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	24,575

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	200,000	213,323

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s,
2040 (Mexico)	90,000	114,821

Macy’s Retail Holdings, Inc. company guaranty
sr. unsec. notes 5 1/8s, 2042	10,000	10,779

Macy’s Retail Holdings, Inc. company guaranty
sr. unsec. notes 3 7/8s, 2022	15,000	15,971

Marriott International, Inc. sr. unsec. unsub. notes
3s, 2019	45,000	46,433

News America Holdings, Inc. company guaranty
sr. unsec. debs. 7 3/4s, 2024	135,000	169,949

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	65,000	67,208

Owens Corning company guaranty sr. unsec. notes
9s, 2019	9,000	11,273

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	20,000	28,268

Time Warner, Inc. company guaranty sr. unsec. bonds
7.7s, 2032	45,000	62,918

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Time Warner, Inc. company guaranty sr. unsec. notes
4.7s, 2021	$10,000	$11,389

Time Warner, Inc. debs. 9.15s, 2023	85,000	125,521

Toyota Motor Credit Corp. sr. unsec. unsub. notes
3.3s, 2022	95,000	103,757

		1,668,760
Consumer staples (1.2%)
Altria Group, Inc. company guaranty sr. unsec. notes
9.7s, 2018	21,000	29,398

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	29,000	40,343

Altria Group, Inc. company guaranty sr. unsec. unsub.
notes 2.85s, 2022	160,000	158,237

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	41,057

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	159,468

Corrections Corporation of America company guaranty
sr. notes 7 3/4s, 2017	41,000	43,563

Costco Wholesale Corp. sr. unsec. unsub. notes
1.7s, 2019	45,000	45,435

CVS Pass-Through Trust 144A company guaranty
sr. notes 7.507s, 2032	164,861	217,323

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013	18,179	18,195

Darden Restaurants, Inc. sr. unsec. unsub. notes
6.8s, 2037	125,000	148,279

Delhaize Group company guaranty sr. unsec. notes
5.7s, 2040 (Belgium)	95,000	89,046

Delhaize Group company guaranty sr. unsec. notes
4 1/8s, 2019 (Belgium)	40,000	41,290

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	230,000	331,303

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	24,396

Kraft Foods Group, Inc. 144A company guaranty
sr. unsec. unsub. notes 6 1/2s, 2040	5,000	6,591

Kraft Foods Group, Inc. 144A company guaranty
sr. unsec. unsub. notes 5s, 2042	230,000	258,635

Kroger Co. company guaranty sr. unsec. unsub. notes
6.4s, 2017	55,000	66,386

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	104,680

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	117,529

Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes 5s, 2042	25,000	28,017

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	70,000	80,216

WPP Finance UK company guaranty sr. unsec. notes
8s, 2014 (United Kingdom)	100,000	110,584

		2,159,971
Energy (1.1%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	150,000	198,460

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4.742s, 2021 (United Kingdom)	100,000	117,103

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)	30,000	34,574

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s,
2042 (Canada)	70,000	73,022

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	60,250

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec.
notes 4.15s, 2020 (Italy)	130,000	133,128

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	36,824

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Energy cont.
Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	$55,000	$73,058

Marathon Petroleum Corp. sr. unsec. unsub. notes
6 1/2s, 2041	25,000	31,676

Motiva Enterprises, LLC 144A sr. unsec. notes
6.85s, 2040	15,000	20,765

Noble Holding International, Ltd. company guaranty
sr. unsec. notes 6.05s, 2041	60,000	70,127

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	44,348

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	146,357

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	73,850

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	140,000	158,053

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	120,000	176,024

Spectra Energy Capital, LLC company guaranty
sr. unsec. unsub. notes 6.2s, 2018	80,000	97,410

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	145,154

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	40,000	42,592

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	70,000	84,339

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019	23,000	30,007

Weatherford International, Inc. company guaranty
sr. unsec. unsub. notes 6.8s, 2037	30,000	34,004

Weatherford International, Inc. company guaranty
sr. unsec. unsub. notes 6.35s, 2017	35,000	40,060

		1,921,185
Financials (6.9%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	215,000	234,504

Aflac, Inc. sr. unsec. notes 6.9s, 2039	80,000	106,380

Aflac, Inc. sr. unsec. notes 6.45s, 2040	55,000	69,557

American Express Co. 144A sr. unsec. notes
2.65s, 2022	172,000	171,315

American International Group, Inc. jr. sub. bonds
FRB 8.175s, 2058	114,000	148,485

Aon PLC 144A company guaranty sr. unsec. bonds
4 1/4s, 2042	200,000	190,743

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	89,137

AXA SA 144A jr. unsec. sub. notes FRN 6.463s,
perpetual maturity (France)	75,000	73,500

Bank Nederlandse Gemeenten 144A bonds 1 3/4s,
2015 (Netherlands)	2,000,000	2,053,843

Bank of America Corp. sr. unsec. unsub. notes
6 1/2s, 2016	205,000	236,726

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	120,000	163,370

Barclays Bank PLC 144A unsec. sub. notes 6.05s,
2017 (United Kingdom)	280,000	309,789

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	246,591

Bear Stearns Cos., Inc. (The) sr. unsec. notes
7 1/4s, 2018	44,000	55,134

BNP Paribas SA 144A jr. unsec. sub. notes FRN
5.186s, perpetual maturity (France)	130,000	125,450

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	160,000	180,997

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	6,000	7,190

Citigroup, Inc. sub. notes 5s, 2014	140,000	147,292

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
CNA Financial Corp. sr. unsec. unsub. notes
5 3/4s, 2021	$35,000	$41,052

CNA Financial Corp. unsec. notes 6 1/2s, 2016	65,000	74,992

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	185,000	195,027

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	100,000	118,663

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	95,000	121,783

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	17,785

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	120,000	130,760

GATX Financial Corp. notes 5.8s, 2016	80,000	88,489

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	215,000	226,556

General Electric Capital Corp. sr. unsec. notes
6.15s, 2037	145,000	180,263

Genworth Financial, Inc. sr. unsec. unsub. notes
7 5/8s, 2021	105,000	115,875

Goldman Sachs Group, Inc. (The) sr. notes
7 1/2s, 2019	210,000	263,761

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	245,000	307,550

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	135,000	121,995

Health Care REIT, Inc. sr. unsec. unsub. notes
3 3/4s, 2023 R	60,000	60,432

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	152,253

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	299,250

HSBC USA Capital Trust I 144A jr. bank guaranty unsec.
notes 7.808s, 2026	100,000	101,500

International Lease Finance Corp. sr. unsec. notes
6 1/4s, 2019	45,000	48,263

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	110,000	124,631

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. notes FRN 1.31s, 2047	488,000	370,845

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	100,000	102,228

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	190,000	209,944

Loews Corp. notes 5 1/4s, 2016	35,000	39,008

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s,
2021 (Australia)	160,000	176,854

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	130,000	196,306

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	384,001

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	367,500

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	52,593

Nationwide Mutual Insurance Co. 144A notes
8 1/4s, 2031	60,000	73,781

Nordea Bank AB 144A sub. notes 4 7/8s, 2021
(Sweden)	200,000	214,554

OneAmerica Financial Partners, Inc. 144A bonds
7s, 2033	56,000	57,646

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	33,382

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	33,000	36,123

Progressive Corp. (The) jr. unsec. sub. notes FRN
6.7s, 2037	305,000	329,400

Prudential Financial, Inc. jr. unsec. sub. FRN notes
5 5/8s, 2043	100,000	103,500

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	35,000	43,974

Rabobank Nederland 144A jr. unsec. sub. notes FRN
11s, perpetual maturity (Netherlands)	75,000	101,438

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
Rayonier, Inc. company guaranty sr. unsec. unsub.
notes 3 3/4s, 2022 R	$40,000	$40,911

Royal Bank of Scotland PLC (The) sr. sub. notes FRN
9 1/2s, 2022 (United Kingdom)	140,000	164,416

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	102,500

Standard Chartered Bank 144A unsec. sub. notes
6.4s, 2017 (United Kingdom)	110,000	128,059

State Street Capital Trust IV company guaranty
jr. unsec. sub. bonds FRB 1.308s, 2037	270,000	205,644

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	40,000	47,624

TD Ameritrade Holding Corp. company guaranty
sr. unsec. unsub. notes 5.6s, 2019	70,000	83,077

Teachers Insurance & Annuity Association of America
144A notes 6.85s, 2039	40,000	54,251

Vornado Realty LP sr. unsec. unsub. notes
4 1/4s, 2015 R	85,000	89,276

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	353,757

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	85,000	105,301

Westpac Capital Trust III 144A unsec. sub. notes FRN
5.819s, perpetual maturity	140,000	139,846

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	110,000	125,184

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	30,000	31,950

		11,965,756
Government (0.4%)
International Bank for Reconstruction & Development
unsec. unsub. bonds 7 5/8s, 2023	500,000	748,725

		748,725
Health care (0.3%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	66,587

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	30,000	34,928

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	70,000	83,156

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037	50,000	64,323

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020	17,000	18,845

UnitedHealth Group, Inc. sr. unsec. unsub. notes
4 5/8s, 2041	45,000	48,148

Watson Pharmaceuticals, Inc. sr. unsec. notes
4 5/8s, 2042	25,000	26,037

Watson Pharmaceuticals, Inc. sr. unsec. notes
3 1/4s, 2022	20,000	20,483

Watson Pharmaceuticals, Inc. sr. unsec. notes
1 7/8s, 2017	10,000	10,127

WellPoint, Inc. notes 7s, 2019	90,000	112,135

		484,769
Technology (0.2%)
Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	242,157

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	60,000	63,531

		305,688
Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec. notes
5.4s, 2041	85,000	100,499

Burlington Northern Santa Fe, LLC sr. unsec. unsub.
notes 5 3/4s, 2040	40,000	49,091

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	14,140	15,378

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	60,979	65,095

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	30,000	32,011

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Transportation cont.
Norfolk Southern Corp. sr. unsec. notes 6s, 2111	$60,000	$72,852

Ryder System, Inc. sr. unsec. unsub. notes
2 1/2s, 2018	30,000	30,517

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	96,893	113,243

Union Pacific Corp. 144A pass-through certificates
5.214s, 2014	20,000	21,261

		499,947
Utilities and power (1.8%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	60,482

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	64,901

Arizona Public Services Co. sr. unsec. notes
4 1/2s, 2042	20,000	21,235

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	185,000	223,785

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	55,000	55,966

Boardwalk Pipelines LP company guaranty sr. unsec.
notes 5 7/8s, 2016	120,000	135,788

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	188,700	196,483

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	35,000	37,301

Dominion Resources, Inc. sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	90,000	108,545

Duke Energy Carolinas, LLC sr. mtge. notes
4 1/4s, 2041	70,000	73,181

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	104,849

El Paso Natural Gas Co. sr. unsec. unsub. bonds
8 3/8s, 2032	75,000	106,556

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	36,450

Electricite de France SA (EDF) 144A notes 6.95s,
2039 (France)	100,000	133,715

Electricite de France SA (EDF) 144A sr. notes 5.6s,
2040 (France)	40,000	45,992

Energy Transfer Partners LP sr. unsec. unsub. notes
6 1/2s, 2042	105,000	128,184

Energy Transfer Partners LP sr. unsec. unsub. notes
5.2s, 2022	35,000	39,796

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	59,034

Iberdrola International BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2036 (Spain)	30,000	32,324

ITC Holdings Corp. 144A notes 5 7/8s, 2016	35,000	39,775

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	46,903

Kansas Gas and Electric Co. bonds 5.647s, 2021	39,381	44,555

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	10,000	13,282

Narragansett Electric Co./The 144A sr. unsec. notes
4.17s, 2042	55,000	54,497

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	58,015

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	45,000	60,230

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	30,000	37,430

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	41,786

PPL Capital Funding, Inc. company guaranty sr. unsec.
unsub. notes 4.2s, 2022	5,000	5,354

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s,
2021 (United Kingdom)	210,000	236,186

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	99,000	105,064

Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes 6.572s, 2017	15,000	18,090

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Utilities and power cont.
Texas-New Mexico Power Co. 144A 1st mtge. bonds
9 1/2s, 2019	$135,000	$181,495

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes
FRN 6.35s, 2067 (Canada)	150,000	160,782

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	36,525

Wisconsin Energy Corp. jr. unsec. sub. notes FRN
6 1/4s, 2067	300,000	322,875

		3,127,411

Total corporate bonds and notes (cost $23,967,186)		$27,156,774

INVESTMENT COMPANIES (1.6%)*	Shares	Value

Financial Select Sector SPDR Fund	105,200	$1,725,280

Utilities Select Sector SPDR Fund	14,800	517,260

Vanguard MSCI Emerging Markets ETF	11,700	521,001

Total investment companies (cost $2,316,395)		$2,763,541

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	7,367	$326,874

PPL Corp. $4.75 cv. pfd.	6,805	357,331

PPL Corp. $4.375 cv. pfd.	6,662	358,749

United Technologies Corp. $3.75 cv. pfd.	9,270	516,432

Total convertible preferred stocks (cost $1,523,288)		$1,559,386

MORTGAGE-BACKED SECURITIES (0.6%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc. FRB
Ser. 05-1, Class A4, 5.077s, 2042	$350,000	$372,607

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	828,804	14,407
Ser. T-56, Class 3, IO, 0.484s, 2043	599,051	7,839
Ser. T-56, Class 1, IO, 0.298s, 2043	772,918	5,797
Ser. T-56, Class 2, IO, 0.132s, 2043	712,714	2,199

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s,
2023 (In default) †	14,822	1

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.959s, 2032	49,132	28,620

GS Mortgage Securities Trust II 144A Ser. 98-C1,
Class F, 6s, 2030 F	67,633	69,317

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031 F	90,000	91,356
Ser. 99-C1, Class G, 6.41s, 2031	97,000	98,061
Ser. 98-C4, Class H, 5.6s, 2035	143,000	155,441

Morgan Stanley Capital I Trust FRB Ser. 07-HQ12,
Class A2, 5.592s, 2049	103,393	108,045

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	213,151	31,973

Total mortgage-backed securities (cost $920,177)		$985,663

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$41,753

IL State G.O. Bonds
4.421s, 1/1/15	65,000	69,042
4.071s, 1/1/14	185,000	190,611

North TX, Thruway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	74,253

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	47,290

Total municipal bonds and notes (cost $375,205)		$422,949

10 Putnam VT George Putnam Balanced Fund

SHORT-TERM INVESTMENTS (11.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14% L	15,519,863	$15,519,863

Straight-A Funding, LLC 144A commercial
paper with an effective yield of 0.188%,
March 6, 2013	$5,000,000	4,998,526

Total short-term investments (cost $20,518,174)		$20,518,389

Total investments (cost $154,811,283)		$183,624,256

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $173,285,587.

† Non-income-producing security.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $10,608,594 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,473,680	$—	$—

Capital goods	4,594,703	—	—

Communication services	5,291,146	—	—

Conglomerates	2,716,083	—	—

Consumer cyclicals	9,955,450	—	—

Consumer staples	8,188,695	—	—

Energy	13,487,412	—	—

Financials	22,495,377	—	—

Health care	16,708,371	—	—

Technology	9,533,166	—	—

Transportation	683,742	—	—

Utilities and power	4,508,447	—	—

Total common stocks	100,636,272	—	—

Convertible preferred stocks	516,432	1,042,954	—

Corporate bonds and notes	—	27,156,774	—

Investment companies	2,763,541	—	—

Mortgage-backed securities	—	985,663	—

Municipal bonds and notes	—	422,949	—

U.S. Government and Agency Mortgage Obligations	—	13,331,467	—

U.S. Treasury Obligations	—	16,249,815	—

Short-term investments	15,519,863	4,998,526	—

Totals by level	$119,436,108	$64,188,148	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 11

Statement of assets and liabilities
12/31/12

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $139,291,420)	$168,104,393

Affiliated issuers (identified cost $15,519,863) (Note 5)	15,519,863

Dividends, interest and other receivables	641,422

Receivable for shares of the fund sold	35,558

Receivable for investments sold	375,901

Total assets	184,677,137

Liabilities

Payable to custodian	3,444

Payable for investments purchased	66,612

Payable for purchases of delayed delivery securities (Note 1)	10,622,594

Payable for shares of the fund repurchased	373,904

Payable for compensation of Manager (Note 2)	78,820

Payable for custodian fees (Note 2)	8,774

Payable for investor servicing fees (Note 2)	14,101

Payable for Trustee compensation and expenses (Note 2)	91,280

Payable for administrative services (Note 2)	1,771

Payable for distribution fees (Note 2)	19,418

Other accrued expenses	110,832

Total liabilities	11,391,550

Net assets	$173,285,587

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$261,392,380

Undistributed net investment income (Note 1)	3,058,373

Accumulated net realized loss on investments and foreign currency transactions	(119,978,124)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	28,812,958

Total — Representing net assets applicable to capital shares outstanding	$173,285,587

Computation of net asset value Class IA

Net assets	$82,152,673

Number of shares outstanding	10,264,016

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$8.00

Computation of net asset value Class IB

Net assets	$91,132,914

Number of shares outstanding	11,436,420

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.97

The accompanying notes are an integral part of these financial statements.

12 Putnam VT George Putnam Balanced Fund

Statement of operations
Year ended 12/31/12

Investment income

Dividends (net of foreign tax of $17,287)	$3,088,719

Interest (including interest income of $20,274 from investments in affiliated issuers) (Note 5)	1,781,503

Total investment income	4,870,222

Expenses

Compensation of Manager (Note 2)	956,470

Investor servicing fees (Note 2)	178,912

Custodian fees (Note 2)	16,838

Trustee compensation and expenses (Note 2)	16,684

Distribution fees (Note 2)	237,259

Administrative services (Note 2)	6,186

Auditing and tax fees	97,950

Other	50,086

Total expenses	1,560,385

Expense reduction (Note 2)	(5,347)

Net expenses	1,555,038

Net investment income	3,315,184

Net realized gain on investments (Notes 1 and 3)	9,653,664

Net increase from payments by affiliates (Note 2)	8,113

Net realized gain on foreign currency transactions (Note 1)	15

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(15)

Net unrealized appreciation of investments during the year	8,328,025

Net gain on investments	17,989,802

Net increase in net assets resulting from operations	$21,304,986

Statement of changes in net assets

	Year ended	Year ended
	12/31/12	12/31/11

Decrease in net assets

Operations:

Net investment income	$3,315,184	$3,745,735

Net realized gain on investments and foreign currency transactions	9,661,792	8,412,035

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	8,328,010	(6,577,962)

Net increase in net assets resulting from operations	21,304,986	5,579,808

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,872,551)	(2,167,229)

Class IB	(1,873,492)	(2,233,016)

Decrease from capital share transactions (Note 4)	(23,279,944)	(27,937,390)

Total decrease in net assets	(5,721,001)	(26,757,827)

Net assets:

Beginning of year	179,006,588	205,764,415

End of year (including undistributed net investment income of $3,058,373 and $3,497,429, respectively)	$173,285,587	$179,006,588

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

12/31/12	$7.25	.15	.77	.92	(.17)	—	(.17)	$8.00	12.77	$82,153.74		.74	1.99	87

12/31/11	7.21	.15	.06	.21	(.17)	—	(.17)	7.25	2.88	83,017.74		.74	2.07	100

12/31/10	6.84	.16	.58	.74	(.37)	—	(.37)	7.21	11.20	94,297	.74[f]	.74[f]	2.38	191

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00[g,h]	.77[g]	3.15	237

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006	.77[g]	.77[g]	3.85	140

Class IB

12/31/12	$7.22	.13	.77	.90	(.15)	—	(.15)	$7.97	12.54	$91,133.99		.99	1.74	87

12/31/11	7.17	.13	.07	.20	(.15)	—	(.15)	7.22	2.77	95,989.99		.99	1.82	100

12/31/10	6.81	.14	.57	.71	(.35)	—	(.35)	7.17	10.83	111,467	.99[f]	.99[f]	2.13	191

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25[g,h]	1.02[g]	2.87	237

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02[g]	1.02[g]	3.59	140

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes TBA purchase and sale transactions.

f Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.05%

12/31/08	0.04

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Notes to financial statements 12/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through December 31, 2012.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and U.S. value stocks of large and midsize U.S. companies, with a greater focus on value stocks. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate-to long term maturities (three years or longer).

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains

Putnam VT George Putnam Balanced Fund 15

or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2012 the fund had a capital loss carryover of $119,044,675 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$85,271,262	$—	$85,271,262	12/31/16

33,773,413	—	33,773,413	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of interest only securities and losses on wash sales transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $8,197 to decrease undistributed net investment income, and $8,197 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$29,480,221
Unrealized depreciation	(1,600,698)

Net unrealized appreciation	27,879,523
Undistributed ordinary income	3,058,373
Capital loss carryforward	($119,044,675)

Cost for federal income tax purposes	$155,744,733

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion, and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit

16 Putnam VT George Putnam Balanced Fund

the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $8,113 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class IA	$83,944
Class IB	94,968

Total	$178,912

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $106 under the expense offset arrangements and by $5,241 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $134, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$237,259

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $136,564,540 and $157,038,212, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $17,257,339 and $11,600,010, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/12		Year ended 12/31/11		Year ended 12/31/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	347,405	$2,668,117	403,822	$2,966,888	321,691	$2,432,022	568,844	$4,051,868

Shares issued in connection with
reinvestment of distributions	245,420	1,872,551	294,460	2,167,229	246,188	1,873,492	304,226	2,233,016

	592,825	4,540,668	698,282	5,134,117	567,879	4,305,514	873,070	6,284,884

Shares repurchased	(1,774,330)	(13,608,864)	(2,331,029)	(16,859,247)	(2,424,259)	(18,517,262)	(3,122,174)	(22,497,144)

Net decrease	(1,181,505)	$(9,068,196)	(1,632,747)	$(11,725,130)	(1,856,380)	$(14,211,748)	(2,249,104)	$(16,212,260)

Note 5 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$15,578,368	$45,168,631	$45,227,136	$20,274	$15,519,863

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Putnam VT George Putnam Balanced Fund 17

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 82.27% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

18 Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.	SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra	
Elizabeth T. Kennan Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system

Putnam VT George Putnam Balanced Fund 19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President and Treasurer	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments and	Putnam Investments and	Judith Cohen (Born 1945)
Putnam Management	Putnam Management	Vice President, Clerk, and Associate Treasurer
Since 1993
Robert R. Leveille (Born 1969)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer	Nancy E. Florek (Born 1957)
Since 2007	Since 2007	Vice President, Proxy Manager, Assistant
Chief Compliance Officer, Putnam	Director of Accounting & Control Services,	Clerk, and Associate Treasurer
Investments, Putnam Management, and	Putnam Management	Since 2000
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Elizabeth T. Kennan
Putnam Retail Management	Ropes & Gray LLP	Kenneth R. Leibler
One Post Office Square		Robert E. Patterson
Boston, MA 02109	Independent Registered	George Putnam, III
	Public Accounting Firm	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 21

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	279057 2/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2012	$91,318	$ —	$5,856	$365
December 31, 2011	$94,486	$--	$4,994	$ —

For the fiscal years ended December 31, 2012 and December 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $258,333 and $132,376 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2012	$ —	$147,500	$ —	$ —

December 31, 2011	$ —	$107,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013